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                                                                    EXHIBIT 10.6

                          REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of November 23, 2005, is made by and among Sunshine Acquisition Corporation, a Delaware corporation (the "Company"), Carlyle Partners IV, LP, a Delaware limited partnership ("CP IV"), CP IV Coinvestment, LP, a Delaware limited partnership ("Coinvest" and, together with CP IV, the "Initial Carlyle Investors"), William C. Stone, an individual ("Executive"), and each of the other stockholders of the Company that becomes a party hereto from time to time by executing a supplemental signature page in the form attached as Exhibit A hereto (the "Other Executive Investors" and, collectively with the Initial Carlyle Investors and Executive, the "Investors").

                                    RECITALS

          WHEREAS, the Initial Carlyle Investors and Executive are holders of the issued and outstanding shares of Common Stock; and

          WHEREAS, the Company desires to provide to the Investors and to each other Holder (as defined below) rights to registration under the Securities Act (as defined below) of Registrable Securities (as defined below), on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto agree as follows:

                                    AGREEMENT

          1. Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

          "Carlyle Holders": (a) The Initial Carlyle Investors, (b) any affiliate of any Initial Carlyle Investor that is issued shares of Common Stock after the date hereof and (c) any subsequent transferee of any shares of Common Stock issued at any time to the Persons listed in clause (a) or clause (b) above.

          "Common Stock": The shares of common stock, par value $0.01 per share, of the Company and any stock into which such Common Stock may thereafter be converted or exchanged.

          "Exchange Act": The Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          "Executive Holders": (a) Executive and (b) any subsequent transferee of any shares of Common Stock issued at any time to Executive.

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          "Holder": Any Carlyle Holder, any Executive Holder and any Other
Executive Investor.

          "IPO": The initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act.

          "IPO Date": The first date of the issuance of Common Stock in an IPO.

          "Person": Any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or any department or agency thereof or any other entity.

          "Registrable Securities": Any shares of Common Stock held at any time by any Holder and any shares of Common Stock which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification. Any particular Registrable Securities that are issued shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) all of the Registrable Securities then owned by such Holder could be sold pursuant to Rule 144(k) or
(iv) such securities shall have ceased to be outstanding.

          "Registration Expenses": Any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter," as such term is defined in NASD conduct rule 2720, and of its counsel), (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses,
(iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to clause (vi) of
Section 4 and all rating agency fees, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of counsel selected pursuant to Section 7 hereof by the Holders of the Registrable Securities being registered to represent such Holders in connection with each such registration, and (vii) other reasonable out-of-pocket expenses of Holders (provided that such expenses shall not include expenses of counsel other than those provided for in clause (vi) above).

          "Securities Act": The Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          "SEC": The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.


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          "Selling Expenses" Underwriting discounts and commissions and transfer taxes, if any, applicable to the sale of Registrable Securities.

          "Stockholders Agreement": The Stockholders Agreement, dated as of the date hereof, among the Company, the Initial Carlyle Investors and Executive.

          2. Incidental Registrations. (a) Right to Include Registrable Securities. If the Company at any time after the IPO Date proposes to register shares of its Common Stock under the Securities Act (other than (i) a registration statement filed by the Company in connection with the IPO, (ii) a registration statement on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes, or (iii) a registration statement with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act or any successor rule promulgated for similar purposes), whether or not for sale for its own account (including, without limitation, any registration effected pursuant to Section 3 hereof), in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to all Holders of Registrable Securities of its intention to do so and will afford each such Holder an opportunity to include in such registration all or part of the Registrable Securities held by such Holder. Upon the written request of any such Holder made within fifteen (15) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will, subject to Section 2(c) below, use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company (including entering into an underwriting agreement in customary form with the underwriter or underwriters selected for such offering by the Company), as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 2(a) involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing at least ten (10) days prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

          (b) Expenses. The Company will pay all Registration Expenses incurred in connection with each registration of Registrable Securities pursuant to this
Section 2. All Selling Expenses applicable to Registrable Securities sold by Holders incurred in connection with each registration pursuant to this Section 2 shall be borne by the Holders of the Registrable Securities so registered pro rata based on the number of securities so registered.


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          (c) Priority in Incidental Registrations. If a registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter determines in good faith that marketing factors require a limitation on the number of securities to be underwritten, the number of securities that may be included will be limited to the number of securities that, in the opinion of such underwriter, should be included and the securities to be included in the registration shall be allocated first, to the Company, and second, to all requesting Holders on the basis of the relative number of Registrable Securities then held by each such Holder (provided that any securities thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner).

          3. Registration on Request. (a) At anytime, after the date that is six
(6) months after the IPO Date, upon the written request of (i) the Holder or Holders of a majority of the Registrable Securities held by the Carlyle Holders (the "Carlyle Demand Party") requesting that the Company effect the registration under the Securities Act of all or part of the Registrable Securities held by the Carlyle Holders (a "Carlyle Demand"), or (ii) Executive requesting that the Company effect the registration under the Securities Act of all or part of the Registrable Securities held by the Executive Holders (an "Executive Demand"; for purposes of this Section 3, "Demand Party" shall mean the Carlyle Demand Party, in the case of a Carlyle Demand, or Executive, in the case of an Executive Demand), and specifying the amount and intended method of disposition thereof, the Company thereupon will, as expeditiously as possible, subject to the limitations of this Section 3, use its reasonable best efforts to effect the registration under the Securities Act of (i) such Registrable Securities which the Company has been so requested to register by the Demand Party, (ii) such Registrable Securities which the Company has been requested to register by other Holders of Registered Securities exercising their rights under Section 2 hereof with respect to such registration and (iii) any shares of Common Stock that the Company desires to include in such registration, in each case, to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; provided that the Carlyle Demand Party shall not be entitled to make a Carlyle Demand at any time that the Carlyle Holders hold less than five percent (5%) of the Registrable Securities then outstanding; provided further that Executive shall not be entitled to make an Executive Demand at any time that the Executive Holders hold less than five percent (5%) of the Registrable Securities then outstanding. If any registration effected pursuant to this Section 3 is intended to involve an underwritten offering, the managing underwriter for such offering shall be selected by the Company (and shall be reasonably acceptable to the Demand Party).

          (b) Expenses. The Company will pay all Registration Expenses incurred in connection with each registration of Registrable Securities pursuant to this
Section 3. All Selling Expenses applicable to Registrable Securities sold by Holders incurred in connection with each registration pursuant to this Section 3 shall be borne by the Holders of the Registrable Securities so registered pro rata based on the number of securities so registered.

          (c) Priority in Requested Registrations. If a requested registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter determines in good faith that marketing factors require a limitation on the number of securities to be underwritten, the number of securities that may be included will be limited to the number of securities that, in the opinion of such managing underwriter, should be included and the


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securities to be included in the registration shall be allocated first, to the
Demand Party and the other Holders requesting inclusion of Registrable Securities in such registration on the basis of the relative number of Registrable Securities then held by each such Holder (provided that any securities thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining Holders in like manner), and second, to the Company.

          (d) Limitation on Registration on Request. Notwithstanding anything in this Section 3 to the contrary, (i) the Company shall not be obligated to take any action to effect any registration pursuant to this Section 3 if the Company has previously effected a number of registrations upon the request of a Demand Party pursuant to this Section 3 equaling or exceeding four (4) registrations, in the case of the Carlyle Demand Party, and three (3) registrations, in the case of Executive and (ii) the Company shall not be obligated to effect more than three (3) registrations pursuant to this Section 3 in any year; provided, however, that no registration effected pursuant to this Section 3 will count towards the foregoing numerical limits on the number of registrations that may be requested by a Demand Party pursuant to this Section 3 if the Registrable Securities proposed to be sold by such Demand Party in such registration are cut back pursuant to Section 3(c).

          (e) Postponements in Requested Registrations. (i) If the Company shall at any time furnish to the Demand Party a certificate signed by its chairman of the board, chief executive officer, president or any other of its authorized officers stating that the filing of such registration statement would be materially detrimental to the Company or its stockholders, the Company may postpone the filing of a registration statement required by this Section 3 for up to one hundred eighty (180) days and (ii) if the Board of Directors of the Company determines in its good faith judgment that the registration and offering otherwise required by this Section 3 would have an adverse effect on a then contemplated public offering of the Company's Common Stock, the Company may postpone the filing of a registration statement required by this Section 3, during the period starting with the sixtieth (60th) day immediately preceding the date of the anticipated filing of, and ending on a date one hundred eighty
(180) days following the effective date of, the registration statement relating to such other public offering. The Company shall promptly give the Demand Party requesting registration thereof pursuant to this Section 3 written notice of any postponement made in accordance with the preceding sentence.

          4. Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will (to the extent not relieved of such obligation as provided in Section 2 hereof), as expeditiously as possible:

          (i) prepare and, in any event within sixty (60) days after the end of the period within which a request for registration may be given to the Company pursuant to Section 2 or 3, file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for up to one hundred eighty (180) days or, if earlier, until the Holder or Holders have completed the distribution described in the registration statement related thereto;


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          (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period set forth in paragraph (i) above and to comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (iii) furnish to each seller of such Registrable Securities such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

          (iv) use its reasonable best efforts to register or qualify such Registrable Securities covered by such registration under such other securities or blue sky laws in such jurisdictions as each seller shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

          (v) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (i) of this Section 4, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (vi) use its reasonable best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange;

          (vii) in the event of an underwritten public offering, enter into an underwriting agreement in usual and customary form with the managing underwriter(s) of such offering;

          (viii) in the event of an underwritten public offering, use its reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, a "cold comfort" letter from the Company's independent public accounts in form and substance as is customarily given by independent public accountants to underwriters in an underwritten public offering;


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          (ix) in the event of an underwritten public offering, use its reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, an opinion of counsel for the Company, dated as of such date, in form and substance as is customarily given to underwriters in an underwritten public offering; and

          (x) cooperate and assist with any filings required to be made with the NASD.

          The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request.

          Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of this Section 4, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (v) of this Section 4, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (i) of this
Section 4 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (v) of this
Section 4 and to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (v) of this
Section 4.

          5. Indemnification. (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Sections 2 or 3 hereof, the Company will indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each affiliate of such seller and their respective directors and officers, stockholders, members or general and limited partners (including any director, officer, affiliate, employee, agent and controlling Person of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney's fees and reasonable expenses of investigation) to which such indemnified party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and the Company will reimburse such indemnified party for any legal or any


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other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable to any indemnified party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus or a document incorporated by reference into any of the foregoing in reliance upon and in conformity with written information furnished to the Company by such seller specifically for use in the preparation thereof; and provided, further, that the Company will not be liable to any indemnified person under the indemnity agreement in this Section 5(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such indemnified person results from the fact that an underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter.

          (b) Indemnification by the Seller. In the event of any registration of any securities of the Company under the Securities Act pursuant to Sections 2 or 3 hereof, each seller of Registrable Securities included in such registration will indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5(a)) the Company, each affiliate of the Company and their respective directors, officers, stockholders, members or general and limited partners (including any director, officer, affiliate, employee, agent and controlling Person of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such securities and all other sellers of Registrable Securities covered by such registration statement, each affiliate of such seller and their respective directors, officers, stockholders, members or general and limited partners (including any director, officer, affiliate, employee, agent and controlling person of any of the foregoing) and each other Person, if any, who controls the Company or such underwriter or such seller within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its


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obligations under this Section 5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d) Contribution. If the indemnification provided for in this Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and such indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and such indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 5(d) as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          6. Rule 144. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of restricted securities to the public without registration, the Company agrees to:

          (a) use its reasonable best efforts to make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144"), at all times from and after ninety (90) days following the effective date of the IPO;

          (b) use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

          (c) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, (x) a written statement by the Company as to the status of its compliance


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with the reporting requirements of Rule 144 (at any time from and after ninety
(90) days following the effective date of the IPO, and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (y) a copy of the most recent annual or quarterly report of the Company, and (z) such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule of regulation of the SEC allowing the Holder to sell any such securities without registration.

          7. Selection of Counsel. In connection with any registration of Registrable Securities pursuant to Sections 2 or 3 hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration.

          8. Miscellaneous.

          (a) Holdback Agreement. If the Company effects any registration in connection with an underwritten public offering (including the IPO) of the Common Stock (whether pursuant to this Agreement or otherwise), each Holder of Registrable Securities will, if requested by the Company, enter into an agreement with the Company and the underwriter or underwriters of such offering (in form reasonably acceptable to the Company) pursuant to which such Holder will agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within seven days before, or ninety (90) days (or one hundred eighty
(180) days in the case of an IPO) after, the effective date of such registration. The Company may impose stop - transfer instructions with respect to the Registrable Securities subject to the foregoing restriction until the end of said 180-day or 90-day period.

          (b) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders of Registrable Securities that own, in the aggregate, at least fifty percent (50%) of the Registrable Securities then outstanding and Executive (so long as Executive holds more than five percent (5%) of the Registrable Securities then outstanding); provided that any amendment, action or omission to act that would disproportionately and adversely affect the rights of any Holder under this Agreement shall also require the consent of such Holder. Each Holder of Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 8(b), whether or not such Registrable Securities shall have been marked to indicate such consent.

          (c) Successors, Assigns and Transferees. This Agreement shall not be assigned; provided that (i) any Carlyle Holder may assign all or part of their rights and obligations under this Agreement to any transferee who has acquired Registrable Securities from any such Carlyle Holder to the extent that such transfer does not violate the Stockholders Agreement and such transferee agrees in writing to be bound by the terms of this Agreement and (ii) any Executive Holder may assign all or part of his rights and obligations under this Agreement to a transferee who has acquired Registrable Securities from such Executive Holder to the extent such transfer does not violate the Stockholders Agreement and such transferee agrees in writing to be bound by the provisions of this Agreement; provided further that, notwithstanding the foregoing, Executive may not transfer his rights to request registration pursuant to Section 3 hereof, except that, in the event of death or legal disability of Executive, such rights shall vest in the executor or trustee that controls the Registrable Securities held by Executive immediately prior to such death or legal disability. Subject to the foregoing restrictions, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

          (d) Notices. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telex, telecopier or hand delivery:

If to the Company: Sunshine Acquisition Corporation
                   c/o The Carlyle Group
                   101 South Tryon Street
                   Charlotte, NC 28280
                   Attention: Claudius E. Watts IV
                   Facsimile: 704-632-0299

With a copy to:    Latham & Watkins LLP
(which shall not   555 Eleventh Street, N.W., Suite 1000
constitute notice) Washington, DC 20004
                   Attention: Daniel T. Lennon, Esq.
                   Facsimile: 202-637-2201

If to any other Holder of Registrable Securities, to the address of such other Holder as shown in the stock record book of the Company, or to such other address as any of the above shall have designated in writing to all of the other above. All such notices and communications shall be deemed to have been given or made (A) when delivered by hand, (B) five (5) business days after being deposited in the mail, postage prepaid or (C) when telecopied, receipt acknowledged.

          (e) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

          (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

          (h) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without giving effect to the choice of law principles therein).

          (i) Specific Performance; Submission to Jurisdiction. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in Court of Chancery or other courts of the State of Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery or other courts of the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Court of Chancery or other courts of the State of Delaware and (iv) to the fullest extent permitted by Law, consents to service being made through the notice procedures set forth in Section 8(d). Each party hereto hereby agrees that, to the fullest extent permitted by Law, service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 8(d) shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.

          (j) Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

          (k) Termination. The provisions of this Agreement (other than Section
5) shall terminate (A) with respect to any Holder, at such time as all of the Registrable Securities then owned by such Holder could be sold pursuant to Rule 144(k), (B) upon execution of a written agreement of each Holder to terminate this Agreement or (C) at such time as there shall be no Registrable Securities outstanding.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.

                                        SUNSHINE ACQUISITION CORPORATION


                                        By: /s/ Claudius E. Watts, IV
                                            ------------------------------------
                                        Name: Claudius E. Watts, IV
                                        Title: President


                                        CARLYLE PARTNERS IV, L.P.
                                        a Delaware limited partnership

                                        BY:
                                            TC GROUP IV, L.P.,

                                            ITS GENERAL PARTNER

                                        BY:
                                            TC GROUP IV, L.L.C.,

                                            ITS GENERAL PARTNER

                                        BY:
                                            TC GROUP, L.L.C.,

                                            ITS MANAGING MEMBER

                                        BY:
                                            TCG HOLDINGS, L.L.C.,

                                            ITS MANAGING MEMBER


                                        By: /s/ Claudius E. Watts, IV
                                            ------------------------------------
                                        Name: Claudius E. Watts, IV
                                        Title: Managing Director

                                        CP IV COINVESTMENT, L.P.
                                        a Delaware limited partnership

                                        BY:
                                            TC GROUP IV, L.P.,

                                            ITS GENERAL PARTNER

                                        BY:
                                            TC GROUP III, L.L.C.,

                                            ITS GENERAL PARTNER

                                        BY:
                                            TC GROUP, L.L.C.,

                                            ITS MANAGING MEMBER

                                        BY:
                                            TCG HOLDINGS, L.L.C.,

                                            ITS MANAGING MEMBER


                                        By: /s/ Claudius E. Watts, IV
                                            ------------------------------------
                                        Name: Claudius E. Watts, IV
                                        Title: Managing Director

                                        By: /s/ William C. Stone
                                            ------------------------------------
                                            William C. Stone

                                                                       EXHIBIT A

                                 SIGNATURE PAGE
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

By execution of this signature page, _____________ hereby agrees to become a party to, and to be bound by the obligations of, and receive the benefits of, that certain Registration Rights Agreement, dated as of [__], 2005, by and among Sunshine Acquisition Corporation, a Delaware corporation, Carlyle Partners IV, L.P., a Delaware limited partnership, CP IV Coinvestment, L.P., a Delaware limited partnership, and William C. Stone, an individual, as amended from time to time thereafter.

                                        ----------------------------------------
                                        [Name]

                                        Notice Address:

                                        ----------------------------------------

                                        ----------------------------------------

Registration Rights Agreement